avantair®

Avantair, Inc. (AAIR)

5th Annual Noble Financial Emerging Growth Equity Conference

June 2009



avantair®

SAFE HARBOR

This document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, including, without limitation, statements regarding Avantair's financial position, business strategy, plans, and Avantair's management's objectives and its future operations, and industry conditions, are forward-looking statements. Although Avantair believes that the expectations reflected in such forward-looking statements are reasonable, Avantair can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from Avantair's expectations ("Cautionary Statements") include, without limitation, the effect of existing and future laws and governmental regulations, the results of future financing efforts, and the political and economic climate of the United States. All subsequent written and oral forward-looking statements attributable to Avantair, or persons acting on Avantair's behalf, are expressly qualified in their entirety by the Cautionary Statements.

avantair

INVESTMENT HIGHLIGHTS

- Sole fleet provider of the Piaggio Avanti in North America - the roomiest, quietest, safest and most fuel efficient aircraft with the lowest operating cost in the light jet category
- Compelling secular and economic drivers spurring demand for lower-cost alternatives within the private aviation market
- New innovative Axis Club Membership bridges the gap between the financial commitment of a fractional share and flight hour time cards
- Business model offers clear path to sustainable profitability

EXPERIENCED MANAGEMENT TEAM

Steven F. Santo
Chief Executive Officer

Avantair Founder
Former Assistant District Attorney in NY
Former Managing Partner, Fields, Silver & Santo
Former CEO of Skyline Aviation, aircraft leasing company
Pilot for 20 years
Over 1,000 flight hours in the Piaggio Avanti

Richard Pytak
Chief Financial Officer

Former Treasurer at Gibraltar Industries
Former Senior Manager at PricewaterhouseCoopers

Kevin Beitzel
Chief Operating Officer

Former Executive VP of Maintenance and Operations
20 years experience in aviation industry
16 years with US Airways

avantair

OUR BUSINESS: PRODUCT OFFERINGS

avantair *Fly Smart.*

Avantair Fractional Ownership

Hourly Operating Cost:*
$2,633
(1/16th share)

Program Highlights:

- One time acquisition cost; no hourly cost
- Customizable fractional share sizes
- 5 year term
- No restricted travel days
- Expanded Primary Service Area
- 42% lower operating cost per hour than other fractional programs

AXIS
CLUB MEMBERSHIP
BY AVANTAIR

AXIS Club Membership By Avantair

Hourly Operating Cost:*
$3,725 - $4,440

Program Highlights:

- One time membership fee
- Tiered membership options to fit customer travel needs
- 3 year term
- No restricted travel days
- Expanded Primary Service Area
- Fractional conversion and upgrade options available


Edge
Edge

Edge Time Card

Hourly Operating Cost:*
$4,945
(25 hour card)

Program Highlights:

- All inclusive, one time cost
- 15 or 25 hour cards available
- 12 month term
- Only 10 restricted travel days per year
- Expanded Primary Service Area
- Conversion options available

* Includes FET and fuel

OUR BUSINESS: FRACTIONAL OWNERSHIP

- Fractional shares in Avanti aircraft offer an affordable private travel option
  - Buy aircraft wholesale
  - Break them into 16 shares (50 hours of flying time)
  - Sell the shares retail
  - Aircraft available when customers need to travel
- Provide flight operations and fleet maintenance for our customers
  - Generates recurring monthly maintenance and management fees with each share sold
  - 5-year agreement with annual CPI increases
  - Flight operations include scheduling, pilots and pilot training, maintenance, flight tracking and repositioning

AXIS CLUB MEMBERSHIP

- Hybrid program, designed to bridge the gap between the financial commitment of a fractional share and flight hour time card
- Memberships offer access to purchase a specified number of 25 hour blocks of flight time
- One time membership fee starting as low as $75,000 for a 3 year term
- Each membership has minimum required purchase of $80,000 or less for each block of flight hours, subject to annual CPI increase
- Fractional conversion and upgrade options available

EDGE TIME CARD

- Traditional time card program with 15 or 25 hour time cards available
- 25 hour time card costs $4,945 per hour
- 12 month term with only 10 restricted travel days per year

Growth in Fractional Aircraft Ownership


N.A. Fractional Fleet
1,200
1,000
800
600
400
'02 '03 '04 '05 '06 '07 '08

- 2 million households with net worth between $5-$30 million[1] and growing
- Unfavorable conditions for travelers in commercial aviation market
- Fractionally owned aircraft fleet has grown from 8 aircraft in 1986 to 937 as of June 18, 2008[2]
- 3 fractional shareholders in 1986 to 6,590[3] today
- Card programs represent a new growth segment for industry

[1] Source: Federal Reserve Board (www.federalreserve.gov/pubs/oss/oss2/2004/scf2004home.html)

[2] Source: Business Jet Monthly Report by UBS Investment Research

[3] Source: AMSTAT, Boston Aviation estimates 2/17/09

LIGHT JET MARKET GROWTH

With a 710 basis point increase in market share year-over-year, Avantair is the fastest growing fractional in the light jet market

Fractional Light Jet Market Analysis



% of Market Share
40.0%
35.0%
30.0%
25.0%
20.0%
15.0%
10.0%
5.0%
0.0%

	NetJets	Flight Options	Avantair	Citation Shares	FlexJet	Other Providers
2008	23.9%	22.8%	22.2%	14.5%	8.6%	7.9%
2007	35.0%	23.6%	15.2%	14.7%	5.9%	5.5%
Increase / Decrease	-11.1%	-0.8%	7.1%	-0.2%	2.6%	2.4%

Source: UBS Estimates, Amstat, Boston Aviation

TOTAL MARKET GROWTH

With a 130 basis point increase in market share from 2007 to 2008, Avantair has the highest percentage of growth in the fractional industry

Fractional Market Share Analysis by Year



70.0%
60.0%
50.0%
40.0%
30.0%
20.0%
10.0%
0.0%

	NetJets	FlexJet	Flight Options	Citation Shares	Avantair	Other
Aug-07	62.0%	10.5%	12.5%	8.2%	4.8%	2.1%
Apr-08	62.4%	11.0%	10.4%	7.4%	6.1%	2.7%
Increase / Decrease	0.4%	0.6%	-2.2%	-0.7%	1.3%	0.6%

Source: UBS Estimates, Amstat, Boston Aviation

COMPETITIVE ADVANTAGES

- Sole fractional fleet operator of the Piaggio Avanti
  - Lowest fuel burn and fuel surcharge
    - 30% - 50% more fuel efficient than comparable jets
    - Approximately 25% more efficient than twin turboprops*
  - Largest cabin in category
  - Short runway capability
- Substantial leverage in business model
  - Increase in fleet size reduces operating costs
  - Opportunity for significant margin growth
- Single type aircraft fleet
  - Lower maintenance and training costs
  - Fewer parts in inventory
- Company-owned FBOs

* Source: Business and Commercial Aviation, ARG/US (http://aviationresearch.com/Free/facprgms.asp) and company pricing sheets as of September 2006

PIAGGIO AVANTI AIRCRAFT



- Fleet Statistics
  - 53 aircraft in fleet currently
  - 6 additional deliveries expected in CY09*
  - Total of 56 additional Piaggio Avanti aircraft on order through 2013
- Realize economies of scale due to larger fleet size
  - Reduces non-revenue repositioning flights and charter costs
  - Leverages existing infrastructure
  - Fixed Base Operations in three key hubs provide operating and maintenance efficiencies and lower fuel costs

* As of quarter ended March 31, 2009







As the best value in the fractional industry, the Piaggio Avanti offers an unparalleled combination of comfort, speed, performance and efficiency.

avantair®

OUR BUSINESS:

FRACTIONAL OWNERSHIP COMPETITIVE PRICING STRUCTURE

Avantair, Inc.
Year One Annual Operating Cost Comparison
January 2009

Aircraft Description:

	Avantair	CitationShares	Flight Options	NetJets	NetJets	Flexjet
Make	Piaggio	Cessna	Raytheon	Raytheon	Raytheon	Bombardier
Model	Avanti	CJ3	Hawker 400XP*	Hawker 400XP	Encore	Lear40XR
Acquisition Cost	$ 425,000	$ 518,432	$ 175,000	$ 425,625	$ 579,688	$ 560,000
Share Size	1/16	1/16	1/16	1/16	1/16	1/16
Maximum Hours per Year	50	50	50	50	50	50
Unit Operating Costs:						
Occupied Hourly Rate	$0	$4,394	$1,750	$1,806	$1,801	$1,875
Fuel Surcharge/Hour	$223	$42	$468	$526	$532	$862
FET on Occupied Rate	$297	0.0%	7.5%	7.5%	7.5%	7.5%
Monthly Management Fee	$9,650	$0	$6,100	$7,749	$8,862	$7,565
Year One Annual Operating Costs:						
Occupied Hourly Cost	$ -	$ 219,700	$ 87,500	$ 90,300	$ 90,050	$ 93,750
Fuel Surcharge Cost	$ 11,150	$ 2,113	$ 23,375	$ 26,300	$ 26,600	$ 43,100
FET on Hourly Cost	$ 3,563	$ -	$ 8,316	$ 8,745	$ 8,749	$ 10,264
Management Fee	$ 115,800	$ -	$ 73,200	$ 92,988	$ 106,344	$ 90,780
Total Annual Operating Costs	$ 130,513	$ 221,813 **	$ 192,391	$ 218,333	$ 231,743	$ 237,894
Effective Hourly Rate of Operation	$ 2,610	$ 4,436	$ 3,848	$ 4,367	$ 4,635	$ 4,758
Yearly Cost Savings With Avantair		41%	32%	40%	44%	45%

*Pre-owned shares

**Assumptions: CitationShares Citelines 365 day option builds $3.50/gal and FET into operating cost.

Source for January 2009 fuel surcharges Boston Aviation

LEAD GENERATION + CUSTOMER LOYALTY = SALES

Substantial marketing leverage generated as growing customer base results in more customer referrals

- 70% of new leads are current owners in competing fractional programs
- 45% of leads are from advertising (direct mail, online and print)
- 70% of sales are from existing customer referrals

AIRPLANES IN FLEET


Airplanes in Fleet*
60
50
40
30
20
10
0
2005
2006
2007
2008

*As of end of calendar year

avantair®

REALIZING ECONOMIES OF SCALE

- Fleet expansion drives recurring maintenance and management fees
  - $18.0 million for fiscal third quarter, up 20.2% year-over-year
  - Monthly fee of $9,650 during the fiscal third quarter versus $9,400 in the prior year quarter
- Leverage Opportunities
  - Fewer repositioning flights
  - Fewer charters
  - Decrease in overall costs of flight operations

Avantair, Inc. Historical Charter Usage

(in relation to Total Monthly Flight Hours Flown)


15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%

	Jul-07	Aug-07	Sep-07	Oct-07	Nov-07	Dec-07	Jan-08	Feb-08	Mar-08	Apr-08	May-08	Jun-08	Jul-08	Aug-08	Sep-08	Oct-08	Nov-08	Dec-08	Jan-09	Feb-09	Mar-09
■ Charter Usage	6.7%	10.0%	7.0%	7.0%	5.4%	4.1%	3.1%	2.0%	1.1%	0.4%	0.3%	0.3%	0.1%	0.0%	0.2%	0.1%	1.0%	0.7%	0.5%	0.1%	0.6%

FINANCIAL SECTION



ANNUAL REVENUE AND OPERATING RESULTS



$140
$120
$100
$80
$60
$40
$20
$0
($20)
($40)
($MIL)
Net Loss
Revenue
2004
2005
2006
2007
2008

PROFITABILITY PROGRESS



EBITDA & Income from Operations
$6,000,000
$4,000,000
$2,000,000
$-
$(2,000,000)
$(4,000,000)
$(6,000,000)
Mar-08
Jun-08
Sep-08
Dec-08
Mar-09
EBITDA
Income from Operations

Operating income and EBITDA for the quarter ended March 2009 include a $2.95 million nonrecurring credit resulting from the termination of a vendor contract and reimbursement for services not performed.

THIRD QUARTER and YTD FISCAL 2009
REVENUE AND OPERATING RESULTS*



120,000,000
100,000,000
80,000,000
60,000,000
40,000,000
20,000,000
0
(20,000,000)
(40,000,000)
3 Months ended March 31, 2008
3 Months ended March 31, 2009
9 Months ended March 31, 2008
9 Months ended March 31, 2009
Net Income
Operating Income
EBITDA
Revenue

* This information is derived from the unaudited financial statements of Avantair as of and for the three months ended March 31, 2009. Such information is subject to adjustment when audited.

** EBITDA is reconciled to the most comparable GAAP financial measure, income (loss) from operations, by adding back depreciation and amortization expense. For the three months ended March 31, 2009 and 2008, depreciation and amortization expenses was $1.2 million and $1.1 million, respectively. For the nine months ended March 31, 2009 and 2008, depreciation and amortization expense was $3.6 million and $2.9 million, respectively.

avantair®

FISCAL THIRD QUARTER 2009 HIGHLIGHTS

- Total revenues of $34.7 million, up 15.7% year-over-year
- Reported delivery of 52nd Piaggio Avanti
- Flight hour time card sales up 81% year-over-year to 109
- Recorded substantial increase in hours flown quarter-over-quarter, and record hours flown in the third quarter
- Announced new hybrid flight program – 'Axis Club Membership' – designed to bridge the gap between the financial commitment of a fractional share and flight hour time cards
- Achieved operating profitability ahead of expectations; first quarterly operating profit in Company's history
- Net loss declined 79.6% to ($1.1) million year-over-year

As of September 30, 2008, Avantair was the only fractional provider in the light jet category that has sustained a positive net change for three consecutive quarters – taking into account shares sold and subtracting 'buy back' hours.

	Aircraft Sold (New & Pre-Owned)	Aircraft Bought Back	Net Change
CitationShares	**2,375**	**2,500**	**-125**
Bravo	825	1,475	-650
CJ3	675	450	225
Excel / XLS	875	575	300
Flexjet	**550**	**1,175**	**-625**
Lear 40 / 40XR	300	150	150
Lear 45 / 45XR	250	1,025	-775
NetJets	**6,275**	**6,700**	**-425**
Ultra	150	2,425	-2,275
Hawker 400XP	150	400	-250
Encore / +	3,025	400	2,625
Excel / XLS	2,950	3,475	-525
Flight Options	**3,500**	**5,151**	**-1,651**
400A / 400XP	3,500	5,151	-1,651
Avantair	**1,925**	**800**	**1,125**
Piaggio Avanti	1,925	800	1,125

Data Source: Boston Aviation

Fractional shares:

- Fractional share sales are paid in cash up front with revenue amortized over 60 months
- Approximately $1 million gross profit per fractionalized aircraft
- Maintenance and management fees provide recurring monthly revenues
- Growth in fractional shares add incremental monthly fees on growing base

AXIS Club Membership:

- Membership fee is paid in cash up front with revenue amortized over 36 months
- Membership fee may be applied towards the purchase of a fractional share

Edge and AXIS Time Cards:

- Edge and Axis flight hour time card sales are paid in cash up front with revenue recognized when hours are used

AVANTAIR KEY TAKEAWAYS

- Superior growth rate relative to private aviation market; Avantair continues to gain market share at competitors' expense

- Defensible competitive advantages - the Piaggio Avanti is technologically superior to other light jets and is exclusive to Avantair

- Recurring revenue stream via fractional share sales

- Substantial operating leverage inherent to business model, leading to sustainable profitability

avantair®

Avantair, Inc. (AAIR)

Headquartered in
Clearwater, FL

727.538.7910

www.avantair.com

